Long-Term Debt	12 Months Ended
Feb. 28, 2013
Long-Term Debt
Long-Term Debt

9.            Long-Term Debt

The Company’s long-term debt consists of the following:

	February 28,	February 29,
(In thousands)	2013	2012

ABL Facility	$24,314	$—
Notes due 2018	250,000	250,000
Secured notes due 2018	276,925	—
First lien term loan A & B	—	145,383
First lien revolving credit facility	—	100,113
Land, equipment and other obligations	19,005	23,016
Obligations under capital leases	7,743	10,501
Total debt	577,987	529,013
Less: Current portion	(11,342)	(7,538)
Total long-term debt	$566,645	$521,475

Refinancing

On March 15, 2012, the Company completed the sale of the Secured Notes and entered into the ABL Facility.  The Company utilized the proceeds from the sale of the Secured Notes and borrowings under the ABL Facility to repay all amounts outstanding under, and terminate, the Credit Agreement and certain other debt.  We classified the components of the debt refinanced on March 15, 2012 as long-term in the consolidated balance sheet as of February 29, 2012.

Asset-Based Loan Facility

Original Terms

On March 15, 2012, the Company entered into a credit agreement for the ABL Facility (the “ABL Facility Agreement”) with M&T, as the issuing bank, a lender, the swing lender, the agent and the arranger. The ABL Facility originally provided for maximum borrowings on a revolving basis of up to $170.0 million from time to time for general corporate purposes, including working capital.  The ABL Facility includes a $15.0 million letter of credit sub-facility and a $20.0 million swing line sub-facility for short-term borrowings. The ABL Facility will mature on March 15, 2017.  We classify borrowings under the ABL Facility as long-term due to our ability to maintain such borrowings on a long-term basis.

Borrowings under the ABL Facility (except swing line loans) bear interest at a rate per annum equal to, at the Company’s option, either (a) a base rate or (b) a LIBOR rate, in each case plus an applicable margin.  Swing line loans bear interest at the base rate plus the applicable margin. Pricing on the ABL Facility is tied to the quarterly average Excess Availability, as defined in the ABL Facility Agreement. LIBOR margins for the ABL Facility range from 2.50% to 3.50% and base rate margins range from 0.50% to 1.50%.  The ABL Facility also contains a commitment fee that is tied to the quarterly average Excess Availability, as defined in the ABL Facility Agreement. The commitment fee ranges from 0.25% to 0.63%.  From the commencement of the ABL Facility Agreement until September 7, 2012 (date of the first amendment, discussed below), the LIBOR margin was 2.75%, the base rate margin was 0.75% and the commitment fee was 0.50%.

Borrowings under the ABL Facility are guaranteed on a full and unconditional, and joint and several basis, by certain of the Company’s existing and future domestic subsidiaries (the “Guarantors” as described in Note 18, “Condensed Issuer, Guarantor and Non-Guarantor Financial Information”) and are secured, subject to certain permitted liens, by first-priority liens on the ABL Priority Collateral and by second-priority liens on the collateral securing the Secured Notes on a first-priority basis, except for certain real property.

Covenants

As modified by the third amendment discussed below, the ABL Facility now provides that if any time after November 30, 2014 excess availability is less than the greater of (i) $25.0 million or (ii) 15% of the lesser of the commitments and the borrowing base, the Company must comply with a minimum fixed charge coverage ratio test of at least 1.0 to 1.0 for the immediately preceding four fiscal quarters or twelve consecutive months, as applicable. As of February 28, 2013, the Company’s Fixed Charge Coverage Ratio was below 1.0 to 1.0. The practical result will be that after November 30, 2014, so long as the Company’s fixed charge coverage ratio as calculated pursuant to the covenant remains less than 1.0 to 1.0, its available borrowings under the ABL Facility will be reduced by $25 million.

In addition, the ABL Facility includes affirmative and negative covenants that, subject to significant exceptions, limit the ability of the Company and the Guarantors to undertake certain actions, including, among other things, limitations on (i) the incurrence of indebtedness and liens, (ii) asset sales, (iii) dividends and other payments with respect to capital stock, (iv) acquisitions, investments and loans, (v) affiliate transactions, (vi) altering the business, (vii) issuances of equity that have mandatory redemption or put rights prior to the maturity of the ABL Facility and (viii) providing negative pledges to third parties.  As of February 28, 2013 the Company was in compliance with these affirmative and negative covenants.

Amendment of ABL Facility

The ABL Facility contained a covenant that required the Company to deliver its fiscal year 2012 annual financial statements to the lender by May 29, 2012.  On September 7, 2012, the Company entered into the first amendment to the ABL Facility, and subsequent letters on September 28, 2012, November 9, 2012, December 7, 2012 and February 14, 2013 to change the required delivery date of the audited February 29, 2012 financial statements and the required delivery date of its first and second quarter results and financial statements to December 15, 2012, January 1, 2013, and February 28, 2013, respectively.

Availability under the ABL Facility is restricted to a borrowing base formula. As part of the first amendment entered into on September 7, 2012, the borrowing base formula under the ABL Facility became subject to adjustment based on the most recent Fixed Charge Coverage Ratio.  If the Fixed Charge Coverage Ratio based on the most recently delivered financial statements is less than 1.0 to 1.0, the borrowing base will be equal to the sum of (a) the lesser of (i) $56.0 million (from $65.0 million) and (ii) 65% (from 75%) of the appraised value of the eligible real property plus (b) 70% (from 85%) of the outstanding balance of eligible accounts receivable plus (c) 40% (from 60%) of eligible inventory, minus (d) reserves imposed by the agent of the ABL Facility in the exercise of reasonable business judgment from the perspective of a secured asset-based lender, minus (e) reserves imposed by the agent to the ABL Facility with respect to branded inventory in its sole discretion. The Company was subject to the adjusted borrowing base calculation as of February 28, 2013.  The first amendment added a 1.25% floor to LIBOR for purposes of determining the interest rate applicable to LIBOR based borrowings, which was later removed in the third amendment discussed below.

In connection with the first amendment, the Company also agreed with M&T that, in the event M&T is unable to reduce its final participation in the ABL Facility to no more than $75.0 million during the primary syndication of the ABL Facility by December 15, 2012, M&T would be entitled to add or modify terms of the ABL Facility that were previously prohibited from being added or modified, including but not limited to the advance rates, and certain covenants and the interest and fees payable. M&T has not syndicated the ABL Facility and M&T has not modified the terms of the ABL Facility.

On December 7, 2012, the Company entered into the second amendment of the ABL Facility, and a subsequent letter dated February 14, 2013, to change the required January 14, 2013 delivery date of the Company’s third quarter Form 10-Q to April 1, 2013. There can be no guarantee the Company will not need to obtain similar amendments in the future. A failure to obtain such amendment could result in an acceleration of the Company’s indebtedness under the ABL Facility and a cross-default under the Company’s other indebtedness, including the Notes and Secured Notes.

On May 29, 2013, the Company entered into the third amendment to the ABL Facility, which provided increased short-term borrowing availability.  As part of the third amendment, the Company agreed to the following revised terms:  (i) the aggregate overall amount of the ABL Facility was reduced from $170.0 million to $145.0 million; (ii) through November 30, 2014, the Company is no longer required to maintain minimum excess availability (as defined in the ABL Facility); (iii)  the interest rate margin added to applicable LIBOR based borrowings has increased to a fixed 5%; (iv) the interest rate margin added to applicable Base Rate borrowings has increased to a fixed 3%; (v) the 1.25% floor applicable to LIBOR based borrowings has been removed; and (vi) to the extent that we dispose of assets that are ABL Priority Collateral and certain unencumbered assets, the net cash proceeds will be used to prepay outstanding borrowings under the ABL Facility and the overall ABL Facility will be reduced by $1 for each $1 of assets sold up to $15 million.

In connection with the third amendment, the Company also agreed with M&T that its board of directors will create a special committee consisting of its four non-employee directors, which is referred to as the special committee, that will engage an advisor to develop a business plan that focuses on cost reductions and operational efficiencies, which is referred to as the plan. Upon the approval of the plan by a majority of the members of the special committee, the plan will be submitted to the entire board of directors for approval. The vote of more than seven directors will be required to reject the plan. The Plan must also be reasonably acceptable in scope and process to M&T. Once the plan is approved by the board of directors, the special committee will be authorized to oversee the implementation of the plan by the Company’s management.

The third amendment did not change other significant terms of the ABL Facility such as the maturity, borrowing base formula, and covenants, as applicable.

The Company agreed to pay $0.3 million in fees to effect the third amendment to the ABL Facility and as a result of the reduction in the maximum borrowings of the ABL Facility the Company will also expense $0.7 of unamortized deferred debt issuance costs to interest expense.

Interest Rate and Availability

As of February 28, 2013, the weighted average interest rate on the ABL Facility was 4.0%.  The effective interest rate, including all fees, for the ABL Facility was approximately 6.2% for fiscal year 2013. As discussed above, the Company recently amended its ABL Facility to fix the interest rate margin added to LIBOR based borrowings at 5.0%, fix the interest rate margin added to base rate borrowings at 2.0% and remove the 1.25% floor applicable to LIBOR based borrowings.

As of February 28, 2013, the Company had borrowed $24.3 million under the ABL Facility.  As of such date, the borrowing base was $109.7 million; provided, however, there was $84.7 million available to borrow because the Company is required to maintain at least $25 million of excess availability so that it does not trigger the fixed charge coverage ratio based covenant discussed above. As discussed above, the Company recently amended its ABL Facility to, among other things, reduce the overall commitment to $145.0 million and delay the applicability of the fixed charge coverage ratio based covenant until after November 30, 2014.

Notes Due 2018

In August 2010, the Company sold $250.0 million aggregate principal amount of the Notes.  Interest on the Notes is payable semi-annually in arrears on March 1 and September 1 of each year.  The proceeds from the issuance of Notes were used to pay down debt.  In fiscal year 2011, the Company recognized a loss on debt retirement of approximately $2.9 million relating to the write off of unamortized debt issuance costs associated with the components of outstanding debt that were paid down.  The write off of the debt issuance costs were recorded as a component of interest expense.  In connection with the issuance of the Notes, the Company incurred costs of approximately $8.3 million which were deferred and are being amortized on the effective interest method through the 2018 maturity date.

At any time prior to September 1, 2014, the Company may redeem all or part of the Notes at a redemption price equal to 100.0% of the principal amount plus accrued and unpaid interest and an applicable “make-whole” premium which is set forth in the indenture governing the Notes. On or after September 1, 2014, the Company may redeem all or a part of the Notes at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest if redeemed during the twelve-month period beginning on September 1 of the years indicated below:

Year	Percentage

2014	105.50%
2015	102.75%
2016 and thereafter	100.00%

In addition, prior to September 1, 2013, the Company may redeem up to 35.0% of the aggregate principal Notes outstanding with the net cash proceeds from certain equity offerings at a redemption price equal to 111.0% of the principal amount thereof, together with accrued and unpaid interest. If the Company experiences a change of control, as outlined in the indenture, the Company may be required to offer to purchase the Notes at a purchase price equal to 101.0% of the principal amount, plus accrued interest.

The Notes are guaranteed on a full and unconditional, and joint and several basis, by certain of the Company’s existing and future domestic subsidiaries (the “Guarantors” as described in Note 18, “Condensed Issuer, Guarantor and Non-Guarantor Financial Information”).  The indenture governing the Notes contains affirmative and negative covenants that, among other things, limit the Company’s and its subsidiaries’ ability to incur additional debt, make restricted payments, dividends or other payments from subsidiaries to the Company, create liens, engage in the sale or transfer of assets and engage in transactions with affiliates.  The Company is not required to maintain any affirmative financial ratios or covenants.

The Indenture governing the Notes required that the Company file a registration statement with the Securities and Exchange Commission and exchange the Notes for new Notes having terms substantially identical in all material respects to the Notes. The Company filed its registration statement with the SEC for the Notes on August 29, 2011. The registration statement became effective on September 13, 2011, and the Company concluded the exchange offer on October 12, 2011.

Secured Notes due 2018

Interest on the Secured Notes is initially payable at 13.0% per annum, semi-annually in arrears on March 15 and September 15.  The Company will make each interest payment to the holders of record of the Secured Notes as of the immediately preceding March 1 and September 1. The Company used the proceeds from this offering to repay certain existing indebtedness and to pay related fees and expenses.  The Secured Notes will mature on March 15, 2018.

With respect to any interest payment date on or prior to March 15, 2017, the Company may, at its option, elect (an ‘‘Interest Form Election’’) to pay interest on the Secured Notes (i) entirely in cash (‘‘Cash Interest’’) or (ii) subject to any Interest Rate Increase (as defined below), initially at the rate of 4% per annum in cash (‘‘Cash Interest Portion’’) and 9% per annum by increasing the outstanding principal amount of the Secured Notes or by issuing additional paid in kind notes under the indenture on the same terms as the Secured Notes (‘‘PIK Interest Portion’’ or “PIK Interest”); provided that in the absence of an Interest Form Election, interest on the Secured Notes will be payable as PIK Interest.  At February 28, 2013, PIK interest was $23.3 million ($11.9 million was recorded as an increase to the Secured Notes and $11.4 million was recorded as a long-term obligation in Other liabilities).

With respect to any interest payment payable after March 15, 2017, interest will be payable solely in cash. In addition, at the beginning of and with respect to each 12-month period that begins on March 15, 2013, March 15, 2014 and March 15, 2015, the interest rate on the Secured Notes as of such date shall permanently increase by an additional 1.0% per annum (an ‘‘Interest Rate Increase’’) unless the Company delivers a written notice to the Trustee of the Company’s election for such 12-month period to either (x) alter the manner of interest payment on the Secured Notes going forward by increasing the Cash Interest Portion and decreasing the PIK Interest Portion in each case in effect with respect to the immediately preceding interest period for which any PIK Interest was paid prior to each such election by, in each case, 1.0% per annum or (y) pay interest on the Secured Notes for such 12-month period entirely in cash (a ‘‘12-Month Cash Election’’). In the event of a 12-Month Cash Election for any 12-month period prior to March 15, 2017, the interest rate on the Secured Notes applicable for such 12-month period shall be 1.0% less than the total interest rate applicable to the Secured Notes in effect with respect to the immediately preceding interest period for which any PIK Interest was paid. Any Interest Rate Increase shall be affected by increasing the PIK Interest Portion in effect with respect to the immediately preceding interest period for which any PIK Interest was paid prior to each such Interest Rate Increase. If the Company makes a 12-Month Cash Election for and in respect of the 12-month period beginning on March 15, 2016, the same interest rate will apply for and in respect of the 12-month period beginning on March 15, 2017.  The additional 1.0% per annum Interest Rate Increase will only apply to the three consecutive annual periods beginning March 15, 2013.

On March 4, 2013, the Company notified the trustee of its Secured Notes that it had selected to pay interest on the Secured Notes for the 12-month period commencing March 15, 2013 in the form of 5% cash payment and 8% payment in kind, which represents $14.9 million and $23.6 million, respectively.

At any time prior to March 15, 2015, the Company may redeem at its option up to 35% of the Secured Notes with the net cash proceeds from certain public equity offerings at a redemption price equal to 113.0% of the principal amount outstanding, plus accrued and unpaid interest. The Company may also redeem some or all of the Secured Notes at any time prior to March 15, 2015 at a redemption price equal to 100.0% of the principal amount of the outstanding Secured Notes, plus accrued and unpaid interest, plus a ‘‘make-whole’’ premium. On and after March 15, 2015, the Secured Notes will be redeemable, in whole or in part, at the redemption prices specified as follows:

Year	Percentage

2015	106.50%
2016	103.25%
2017 and thereafter	100.00%

In addition, the Company may be required to make an offer to purchase the Secured Notes upon the sale of certain assets or upon a change of control. The Company will be required to redeem certain portions of the Secured Notes for tax purposes at the end of the first accrual period ending after the fifth anniversary of the Secured Notes issuance and each accrual period thereafter.

The Secured Notes are guaranteed on a full and unconditional, and joint and several basis, by certain of the Company’s existing and future domestic subsidiaries (the “Guarantors” as described in Note 18, “Condensed Issuer, Guarantor and Non-Guarantor Financial Information”).  The Secured Notes and related guarantees are senior secured obligations of the Company and the Guarantors that rank equally in right of payment with all existing and future senior debt of the Company and the Guarantors, including the Notes and ABL Facility, and senior to all existing and future subordinated debt of the Company and Guarantors.  The Secured Notes and related guarantees are secured, subject to certain permitted liens and except for certain excluded assets, by first-priority liens on substantially all of the Company’s and Guarantors’ personal property and certain owned and leased real property and second-priority liens on certain real property and substantially all of the Company’s and Guarantors’ accounts receivable, inventory and deposit accounts and related assets and proceeds of the foregoing that secure the ABL Facility on a first-priority basis.

The indenture for the Secured Notes contains restrictive covenants that limit the Company’s ability and the ability of its subsidiaries that are restricted under the indenture to, among other things, incur additional debt, pay dividends or make distributions, repurchase capital stock or make other restricted payments, make certain investments, incur liens, merge, amalgamate or consolidate, sell, transfer, lease or otherwise dispose of all or substantially all assets and enter into transactions with affiliates.

We were required to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Secured Notes for new Secured Notes having  terms substantially identical in all material respects to the Secured Notes by March 10, 2013 or we will be subject to penalty interest. The penalty interest will increase 25 basis points each quarter for four consecutive quarters until it reaches 1% and will remain at 1% until we complete the registration of the Secured Notes.  We have not currently registered the Secured Notes

First lien term loan A & B

On January 11, 2008, the Company entered into a second amended and restated credit agreement that provided two term loans and a second lien facility.  The term loans were used to acquire equity and assets of Stabler Companies Inc. and refinance certain existing indebtedness.  The term loans A and B were secured by a first priority lien on appraised real estate, mineral rights and fixed assets.  The second lien facility was prepaid during fiscal year 2011 with proceeds from the issuance of the Notes as described above.  The Company was required to meet certain financial covenants, including maintaining certain leverage and coverage ratios, minimum net worth requirements and capital expenditure and lease payment limitations under the second amended and restated credit agreement.

Pricing on term loan A was tied to a performance grid based on the ratio of total debt to earnings before interest, taxes, depreciation and depletion, amortization and rent expense (“EBITDAR”), as defined in the second amended and restated credit agreement. LIBOR margins for the term loan A ranged from 2.00% to 3.50% for fiscal years 2012 and 2011.  Prime Rate margins ranged from 0% to 1.50% for fiscal years 2012 and 2011.  Additionally, the Company was subject to a 1.00% floor on the LIBOR rate for LIBOR-based borrowings under this arrangement for fiscal years 2012 and 2011.  Term loan A had $78.1 million outstanding and the LIBOR margin was 3.50% and the Prime Rate margin was 1.50% as of February 29, 2012.  The effective interest rate on the term loan A was approximately 4.50% and 3.79% for fiscal years 2012 and 2011, respectively.

Pricing on term loan B was tied to a performance grid based on the ratio of total debt to EBITDAR. LIBOR margins for the term loan B ranged from 3.50% to 4.00% for fiscal years 2012 and 2011.  Prime Rate margins ranged from 1.50% to 2.00% for fiscal years 2012 and 2011.  Additionally, the Company was subject to a 1.00% floor on the LIBOR rate for LIBOR-based borrowings under this arrangement for fiscal years 2012 and 2011.  The term loan B had $67.3 million outstanding and the LIBOR margin was 4.00%, and the Prime Rate was 2.00% as of February 29, 2012.  The effective interest rate on the term loan B was approximately 5.02% and 4.31% for fiscal years 2012 and 2011, respectively.

First lien revolving credit facility

On January 11, 2008, the Company entered into a second amended and restated credit agreement with a $110.0 million, secured revolving credit facility.  On May 27, 2010, the Company amended its second amended and restated credit agreement to adjust certain leverage ratios, limitations on operating lease expense and also increased the total amount available under the revolving credit facility to $135.0 million.  Availability under the revolver was restricted to a borrowing base equal to the sum of 85% of accounts receivable less accounts over 120 days and 60% of inventory.  Pricing on the revolver is tied to a performance grid based on the ratio of total Leverage to EBITDAR, as defined in the agreement. LIBOR margins for the revolver ranged from 2.00% to 3.50%.  Prime Rate margins for the revolver ranged from 0% to 1.50%.  Additionally, the Company was subject to a 1.00% floor on the LIBOR rate for LIBOR-based borrowings under this arrangement for fiscal years 2012 and 2011.  The LIBOR margin was 3.50% as of February 29, 2012.  The Prime Rate margin was 1.50% as of February 29, 2012.  The effective interest rate was 4.58% and 3.99% for fiscal years 2012 and 2011, respectively.  The Company was required to meet certain financial covenants, including maintaining certain leverage and coverage ratios, minimum net worth requirements and capital expenditure and lease payment limitations under the second amended and restated credit agreement.

The Company was subject to certain financial covenants related to its term loan A, term loan B and revolving credit facility, including maintaining certain leverage and coverage ratios, minimum net worth requirements and capital expenditure and lease payment limitations.

On August 26, 2011, the Company entered into the eleventh amendment to its Credit Agreement.  The eleventh amendment allowed for additional secured borrowings under a new secured credit facility of up to $20.0 million, increased the leverage covenant from 5.60 - 1.00 to 5.90 - 1.00 through maturity, increased the amount of annual capital expenditures as defined in the Credit Agreement from $25.0 million to $30.0 million and increased the aggregate principal amount of outstanding borrowings under the first lien revolving credit facility allowable during the clean down period from $75.0 million to $85.0.  On August 29, 2011, the Company entered into a new $20.0 million secured credit facility which matured on March 1, 2012 and bore interest at LIBOR plus a 5.0% margin.  Certain properties not previously encumbered were used as collateral under this $20.0 million secured credit facility.

The Company obtained multiple waivers and amendments related to covenant defaults during fiscal years 2011 and 2010.  The more significant amendments related to defaults of the net worth covenant, leverage ratios, limitations on operating lease expense and timely completion of the financial statements.  In addition, the Company obtained amendments to the first lien credit facility, including the term loans and revolving credit facility which adjusted covenants for future periods and allowed for the issuance of the Notes in August 2010.  Where appropriate, the Company recorded fees paid to obtain the waivers and amendments as deferred financing fees and amortized the amounts over the remaining life of the associated financing arrangements.

Land, equipment and other obligations

The Company has various notes, mortgages and other financing arrangements resulting from the purchase of principally land and equipment.  All loans provide for at least annual payments and are principally secured by the land and equipment acquired.  The Company incurred $5.8 million and $4.4 million of new obligations under various financing arrangements related to equipment, assets and other in fiscal years 2013 and 2012, respectively.

Obligations include loans of $7.5 million and $8.2 million as of February 28, 2013 and February 29, 2012, respectively, secured by certain facilities at 3.5% as of February 28, 2013 and 7.3% as of February 29, 2012.

From 1998 through 2005, the Company issued four revenue bonds to different industrial development authorities for counties in Pennsylvania in order to fund the acquisition and installation of plant and equipment.  The original issuance of these bonds totaled $25.3 million with dates of maturity through May 2022.  The Company maintains irrevocable, transferable letters of credit equal to the approximate carrying value of each bond, in total for $5.4 million and $10.6 million as of February 28, 2013 and February 29, 2012, respectively.  The effective interest rate on these bonds ranged from 0.23% to 0.41% for fiscal year 2013 and 0.28% to 0.46% for fiscal year 2012.  The Company is subject to annual principal maturities each year which is funded on either a quarterly or monthly basis, depending upon the terms of the original agreement.  The Company’s plant and equipment provide collateral under these borrowings and for the letters of credit.

Obligations include a cash overdrafts liability of $2.2 million; as disclosed in Note 1, “Nature of Operations and Summary of Significant Accounting Policies - Cash and Cash Equivalents and Restricted Cash”; which is included within the current portion of long-term debt as of February 28, 2013.

The remaining obligations of $3.9 million and $4.2 million as of February 28, 2013 and February 29, 2012, respectively, are at weighted average interest rates of 5.6% and 4.4%, respectively.

Obligations under capital lease

The Company has various arrangements for the lease of machinery and equipment which qualify as capital leases. These arrangements typically provide for monthly payments, some of which include residual value guarantees if the Company were to terminate the arrangement during certain specified periods of time for each underlying asset under lease.

Maturity

Our long-term debt matures as follows:

(In thousands)

Fiscal Year Ending
2014	$11,342
2015	4,045
2016	2,701
2017	1,851
2018	25,733
Thereafter	532,315
$577,987

Fair value

Using information available from recent financings, current borrowings and publicly available information on the Notes, which included quoted market prices for the same or similar issues or on the current rates offered for debt of the same remaining maturities, the Company has determined the fair value of long term debt as of February 28, 2013 and February 29, 2012 is as follows:

	February 28,	February 29,
(In thousands)	2013	2012

Carrying value (including current maturities)	$577,987	$529,013
Fair value (including current maturities)	548,730	490,194